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                                                                    EXHIBIT 10.9

 Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, and this
Warrant cannot be sold or transferred, and the shares of Common Stock issuable upon exercise of this Warrant cannot be sold or transferred, unless and until they are so registered or upon receipt of an opinion of Warrantholder's counsel, satisfactory to the Corporation, that such registration is not then required under the circumstances of such sale or transfer.


                             REAL EDUCATION, INC.
                         COMMON STOCK PURCHASE WARRANT
                            EXPIRING JUNE 11, 2000


No.  001
WARRANTHOLDER:  NEW WORLD EQUITIES, INC.


NAME:     New World Equities, Inc.
ADDRESS:  1603 Orrington Avenue, Suite 1070 Evanston, Illinois 60201

No. of Shares of Common Stock to be issued upon exercise in full: 66,000

Purchase price per share:  $7.58

     For Value Received, Real Education, Inc., a Colorado corporation (the "Corporation"), promises to issue to the holder of this Warrant ("Warrantholder"), its nominees, successors or assigns the nonassessable shares (the "Shares") of the Common Stock, no par value (as more fully defined in Section 2.8 below), of the Corporation at any time on or prior to June 11, 2000 (the "Expiration Date") upon the payment by the Warrantholder to the Corporation of the purchase price per share set forth above (the "Purchase Price") and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrantholder shall have the right to exercise this Warrant in whole or in part at any time or times on or prior to the Expiration Date. Subject to the conditions hereinafter set forth, the Warrantholder may sell, assign and transfer this Warrant, in whole or in part, and, in the event of any such sale, assignment and transfer, the Corporation agrees to reissue a Warrant or Warrants of like tenor for the unexercised portion hereof. The number of Shares purchasable upon exercise of this Warrant and the Purchase Price per Share shall be subject to adjustment from time to time as set forth herein.

     1. Covenants of the Corporation. The Corporation will at all times reserve
        ----------------------------
and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation
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covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable requirements of any federal or state securities laws or of any national stock exchange upon which the shares of Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Corporation's Articles of Incorporation.

     2.  Terms of Warrant.
         ----------------

     2.1. Dividends. No payment or adjustment shall be made upon any exercise of
          ---------
this Warrant on account of any previous cash dividends.

     2.2. Purchase Price. The Purchase Price shall be $7.58 per share or, in
          --------------
case an adjustment of such price has taken place pursuant to the provisions of this Section 2, then the Purchase Price shall be the price as last adjusted and in effect at the date this Warrant (or any part hereof) is surrendered for exercise.

     2.3. Adjustment of Purchase Price. Upon each adjustment of the Purchase
          ----------------------------
Price, the Warrantholder shall thereafter be entitled to purchase at the adjusted Purchase Price, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment and dividing the product by the Purchase Price as adjusted. No adjustment of the Purchase Price shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

     2.4. Subdivision or Combination of Stock.
          -----------------------------------

     (a) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or declare a dividend or make any other distribution upon the Common Stock of the Corporation payable in Common Stock, the Purchase Price in effect immediately prior to such subdivision, dividend or distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     (b)  Record Date. In case the Corporation shall take a record of the
          -----------
holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, as the case may be.

     2.5. Reorganization, Reclassification, Consolidation, Merger or Sale.
          ---------------------------------------------------------------

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

     (a) If any capital reorganization or reclassification of the capital stock of the Corporation, or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then the Corporation agrees that, as a condition of such reorganization, reclassification, consolidation, merger or sale, it shall require that lawful and adequate provisions be made whereby the holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Purchase Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

     (b) In the event of a merger or consolidation of the Corporation with or into another corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, then the Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

     (c) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Corporation, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder hereof shall have been given a reasonable opportunity to then elect to receive, upon exercise of this Warrant, either the stock, securities or assets then issuable with respect to the Common Stock of the Corporation or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

     2.6. Notice of Adjustment. Upon any adjustment of the Purchase Price, then
          --------------------
and in each such case the Corporation shall give written notice thereof, which notice shall state the Purchase Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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

     2.7.  Other Notices.  In case at any time:
           -----------------------------------

     (a) the Corporation shall declare any dividend upon its Common Stock payable in stock;

     (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

     (c) there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

     (d) there shall be a voluntary dissolution, liquidation or winding up of the Corporation; then, in any one or more of said cases, the Corporation shall give, (i) at least 20 days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     2.8.  Definition of Common Stock. As used in this Section 2, the term
           --------------------------
"Common Stock" shall mean and include all of Corporation's authorized Common Stock, no par value, of any class as constituted on the effective date hereof, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

     2.9.  Issue Tax. The issuance of certificates for shares of Common Stock
           ---------
upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

     2.10. Closing of Books. The Corporation will not close its books against
           ----------------
the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant.

     3.  Transferability and Registration Under Securities Act.
         -----------------------------------------------------

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     3.1.  (1) The Warrants have not been registered under the Securities Act of
1933, as amended (the "Act"), or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (2) the Warrants are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (3) the Warrants may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (4) the Corporation is under no obligation to register the Warrants under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; and (5) stop transfer instructions will be placed with the transfer agent for the Warrants;

     3.2. The Warrants or any interest therein may not be sold or transferred unless and until: (1) said Warrants shall have first been registered under the Act and all applicable state securities laws; or (2) the Warrantholder shall have first delivered to the Corporation a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Corporation), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws. The restrictions of this Section 3.2 shall also apply to the transferability and registration of any shares of Common Stock or other securities acquired upon exercise hereof.

     3.3. The Shares issuable upon exercise of this Warrant are subject to the provisions of a certain Registration Agreement, dated June 11, 1997 between the Corporation and certain investors.

     4.    Notice. Any notice or other document required or permitted to be
           ------
given or delivered to the Warrantholder(s) and holder(s) of shares issued upon exercise of this Warrant shall be sent by certified or registered mail, return receipt requested, to the Warrantholder at the address now shown on this Warrant or at such other address as the holder(s) shall furnish to the Corporation in writing. Any notice or other document required or permitted to be given or delivered to the Corporation at 9000 E. Chenango Avenue, Greenwood Village, Colorado 80111 or such other address as shall have been furnished to the Warrantholder(s) and holder(s) of Shares by the Corporation.

     5.    Manner of Exercise of Warrant. In order to exercise this Warrant, the
           -----------------------------
Warrantholder shall deliver to the Corporation (i) a written notice of such holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, and (ii) payment in cash or by a certified or cashier's check of the required Purchaser Price. The Corporation may require the Warrantholder to furnish a written statement that the Shares are being purchased for its own account and not with a view to the distribution thereof. Upon receipt of written notice, the Corporation shall as promptly as practicable execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If this Warrant shall have been exercised only in part, the Corporation shall also deliver a new Warrant of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by this Warrant.

     6.    Limitation of Liability. No provisions hereof, in the absence of
           -----------------------
affirmative action by the Warrantholder to purchase Shares hereunder, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Corporation (whether such liability is asserted by the Corporation or creditors of the Corporation).

     7.    Mutilated Or Missing Warrant. In case the certificate or certificates
           ----------------------------
evidencing the Warrant shall be mutilated, lost, stolen or destroyed, the Corporation shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for the certificate or certificates lost, stolen or destroyed a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest. The Warrantholder shall indemnify the Corporation for the reasonable cost of issuing and delivering any certificate under the terms of this Section 7 and for any direct and foreseeable damages incurred by the Corporation with respect to such lost, stolen or destroyed certificates that do not arise from the Corporation's gross negligence or willful misconduct.

8.    Miscellaneous.
      -------------

     8.1.  Amendment and Waiver.  No modification, amendment or waiver of any
           --------------------
provision of this Warrant shall be effective against the Corporation or the Warrantholder unless such modification, amendment or waiver is approved in writing by the Corporation and the Warrantholder. The failure of any party to enforce any of the provisions of this Warrant shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Warrant in accordance with its terms.

     8.2.  Applicable Law. This Warrant shall be deemed to be a contract made
           --------------
under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its President or a Vice President, thereunto duly authorized, the execution hereof to be attested by its Secretary or an Assistant Secretary; and the affixing of its corporate seal on this 11th day of June, 1997.


ATTEST

                                           Real Education, Inc.


 /s/ John V. Helmick                        /s/ Jonathan Dobrin
-------------------------------            -------------------------------
John V. Helmick, Secretary                 Jonathan Dobrin, Vice President

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